REVERSE MERGER (Details) - USD ($)	Mar. 31, 2015	Dec. 31, 2014
Reverse Merger Details
Consideration - issuance of securities	$ 4,800,000	$ 4,800,000
Cash	35	35
Goodwill	4,799,965	4,799,965
Total purchase price	$ 4,800,000	$ 4,800,000